Exhibit 99.2
March 10, 2010
Dear Fellow Terra Employee:
This morning we announced that Terra’s Board of Directors, after consultation with its independent financial and legal advisors, has unanimously determined that the proposal that Terra received from CF Industries Holdings, Inc. on March 10, 2010 constitutes a Superior Proposal under the terms of the company’s merger agreement with Yara International ASA, dated February 12, 2010. Terra has provided notice to Yara of its intention to terminate the Yara Agreement subject to Yara’s right to propose, within five business days, changes to the terms of the Yara Agreement that make it at least as favorable to Terra stockholders as the CF Proposal. Please find the press release attached to this message for more information.
It will remain business as usual here at Terra and the most important thing you can do is remain focused on our objectives and continue working with the same level of passion and commitment you have demonstrated so consistently in the past. We look forward to updating you on the outcome of this development.
As a reminder, announcements like this have a tendency to garner interest from the media, investors and other interested third parties and it is important that we speak with one voice. Accordingly, consistent with our existing policy, please forward all investor and media calls to Joe Ewing at 712-277-7305.
On behalf of the Board and management team, I thank you for your hard work and dedication to Terra.
Sincerely,

/s/ Mike Bennett
Mike Bennett
Terra President and CEO
Important Information
On February 24, 2010, Terra Industries Inc. (“Terra”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement with respect to the proposed business combination with Yara International ASA (“Yara”). Terra plans to file with the SEC and mail to its stockholders a definitive proxy statement with respect to the proposed business combination with Yara. Investors and security holders are urged to read the preliminary proxy statement with respect to the proposed business combination with Yara, which is available now, and the definitive proxy statement with respect to such business combination and any other relevant documents filed with the SEC (when available), because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Terra files with the SEC (when available) at the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com. In addition, the proxy statement and other documents filed by Terra with the SEC (when available) may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities nor is it a recommendation with respect to CF Industries Holdings, Inc.’s (“CF Industries”) exchange offer. Terra intends to file a solicitation/recommendation statement with respect to the exchange offer with the SEC within 10 business days from the date of commencement. Investors and security holders are urged to read the solicitation/recommendation statement with respect to the exchange offer and any other relevant documents filed with the SEC (when available), because they will contain important information. Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the exchange offer and other documents that Terra files with the SEC (when available) at the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com. In addition, the solicitation/recommendation statement with respect to the exchange offer and other documents filed by Terra with the SEC (when available) may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
Certain Information Regarding Participants
Terra, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of Terra’s security holders in connection with the proposed business combination with Yara. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Terra’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on February 25, 2010, and its preliminary proxy statement with respect to the proposed business combination with Yara, which was filed with the SEC on February 24, 2010. To the extent holdings of Terra securities have changed since the amounts printed in the preliminary proxy statement with respect to the proposed business combination with Yara, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the preliminary proxy statement with respect to the proposed business combination with Yara, which is available now, and the definitive proxy statement with respect to such business combination when it is filed by Terra with the SEC. These documents (when available) may be obtained free of charge from the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com.
Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made in connection with the exchange offer referred to in this communication are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and Terra undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained herein include statements about the proposed business combination with Yara. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks, uncertainties and assumptions include, among others:
•	future actions by Yara or CF Industries or any other bidder that makes a proposal to acquire Terra

•	the possibility that various closing conditions for the proposed business combination with Yara may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction,

•	the risk that Terra’s stockholders fail to approve the proposed business combination,

•	the risk that Yara’s stockholders fail to approve the proposed capital increase for its rights offering,

•	that risk that the proposed business combination with Yara will not close within the anticipated time period,

•	the risk that disruptions from the proposed business combination with Yara will harm Terra’s relationships with its customers, employees and suppliers,

•	the diversion of management time on issues related to the proposed business combination with Yara,

•	the outcome of any legal proceedings challenging the proposed business combination with Yara,

•	the amount of the costs, fees, expenses and charges related to the proposed business combination with Yara,

•	changes in financial and capital markets,

•	general economic conditions within the agricultural industry,

•	competitive factors and price changes (principally, sales prices of nitrogen and methanol products and natural gas costs),

•	changes in product mix,

•	changes in the seasonality of demand patterns,

•	changes in weather conditions,

•	changes in environmental and other government regulations,

•	changes in agricultural regulations and

•	changes in the securities trading markets.
Additional information as to these factors can be found in Terra’s 2009 Annual Report/10-K and in Terra’s subsequent Quarterly Reports on Form 10-Q (when available), in each case in the sections entitled “Business,” “Risk Factors,” “Legal Proceedings,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in the Notes to the consolidated financial statements.